SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS

Wells Fargo Advantage Dow Jones Target Date Today Fund

Wells Fargo Advantage Dow Jones Target Date 2010 Fund

Wells Fargo Advantage Dow Jones Target Date 2015 Fund

Wells Fargo Advantage Dow Jones Target Date 2020 Fund

Wells Fargo Advantage Dow Jones Target Date 2025 Fund

Wells Fargo Advantage Dow Jones Target Date 2030 Fund

Wells Fargo Advantage Dow Jones Target Date 2035 Fund

Wells Fargo Advantage Dow Jones Target Date 2040 Fund

Wells Fargo Advantage Dow Jones Target Date 2045 Fund

Wells Fargo Advantage Dow Jones Target Date 2050 Fund

Wells Fargo Advantage Dow Jones Target Date 2055 Fund

  (each, a “Fund” and together, the “Funds”)

At a Special Meeting of Shareholders to be held on May 5, 2014 (the “Meeting”), shareholders of the Funds will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with Global Index Advisors, Inc., a Delaware corporation (the “New Sub-Adviser). Shareholders are being asked to approve the New Sub-Advisory Agreement in anticipation of the expected termination of the current sub-advisory agreement (the “Current Sub-Advisory Agreement”) with Global Index Advisors, Inc., a Georgia corporation (the “Current Sub-Adviser”) that will result from an assignment of the Current Sub-Advisory Agreement (as defined in the Investment Company Act of 1940, as amended) that is expected to occur when the New Sub-Adviser acquires the asset and liabilities of the Current Sub-Adviser. Following the assignment, shareholder approval of the New Sub-Advisory Agreement will be necessary for the New Sub-Adviser to serve as a sub-adviser to the Funds. It is expected that there will be no changes to the Funds’ portfolio management team or changes to the team’s processes and capabilities.

The New Sub-Advisory Agreement has been unanimously approved by the Funds’ Board of Trustees, which recommends that shareholders vote to approve the New Sub-Advisory Agreement. Shareholders of record as of February 21, 2014 will be eligible to vote at the meeting. Proxy materials will be mailed to such shareholders in March 2014.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy.

February 21, 2014                                                                                                       TDIV024/P606SP